Exhibit 99.2

Supplemental Information

March 31, 2011

(Unaudited)

Disclaimer

Certain information contained in this supplement includes forward-looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements that are not statements of historical facts. These statements may be identified, without limitation by the use of “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. Forward-looking statements in this supplement include all statements regarding expected future financial position, results of operations, cash flows, liquidity, financing plans, business strategy, the expected amounts and timing of dividends and distributions, projected expenses and capital expenditures, competitive position, growth opportunities, potential acquisitions and plans and objectives of management for future operations.

These statements are made as of the date hereof and are subject to known and unknown risks, uncertainties, assumptions and other factors—many of which are out of the Company’s control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. These risks and uncertainties include but are not limited to: our dependence on Sun Healthcare Group, Inc., formerly known as SHG Services, Inc. (“New Sun”), until we are able to diversify our portfolio; our ability to qualify and maintain our status as a real estate investment trust (“REIT”); changes in general economic conditions and volatility in financial and credit markets; our ability to pursue and complete acquisitions and the costs and management attention required to do so; the significant amount of our indebtedness; covenants in our debt agreements that may restrict our ability to make acquisitions, incur additional indebtedness and refinance indebtedness on favorable terms; increases in market interest rates; the impact of healthcare reform legislation on our business; competitive conditions in our industry; and other factors discussed from time to time in our news releases, public statements and/or filings with the Securities and Exchange Commission (the “SEC”), especially the “Risk Factors” sections of our Annual and Quarterly Reports on Forms 10-K and 10-Q. The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law.

Forward-looking information is provided by us pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these factors. We disclaim any intent or obligation to update these forward-looking statements.

Note Regarding Non-GAAP Financial Measures

This supplement includes the following financial measures defined as non-GAAP financial measures by the SEC: EBITDA, funds from operations (“FFO”), adjusted FFO (“AFFO”), normalized AFFO, FFO per diluted share, AFFO per diluted share and normalized AFFO per diluted share. These measures may be different than non-GAAP financial measures used by other companies, and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles. Explanations of these non-GAAP financial measures are included under “Reporting Definitions” in this supplement and reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included under “Reconciliations of Net Income to EBITDA, Funds from Operations (FFO), Adjusted Funds from Operations (AFFO) and Normalized AFFO” in this supplement.

New Sun Information

This supplement includes information regarding New Sun. New Sun is subject to the reporting requirements of the SEC and is required to file with the SEC annual reports containing audited financial information and quarterly reports containing unaudited financial information. The information related to New Sun provided in this release has been provided by New Sun or derived from New Sun’s public filings. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. New Sun’s filings with the SEC can be found at www.sec.gov.

Table of Contents

Company Information	1

Company Fact Sheet	2

Financial Highlights	3

Consolidated Statement of Income	4

Consolidated Balance Sheets	5

Consolidated Statement of Cash Flows	6

Reconciliations of Net Income to EBITDA, Funds from Operations (FFO), Adjusted Funds from Operations (AFFO) and Normalized AFFO	7

Capitalization	8

Indebtedness	9

Debt Covenants	10

Portfolio Summary	11

Portfolio Geographic Concentrations

Property Type	12

Distribution of Licensed Beds/Units	13

Multi-License and CCRC Summary	14

Investment	15

Rental Revenues	16

Historical Skilled Mix and Occupancy Percentage	17

Portfolio Lease Expirations	18

Recent Acquisition Activity

Investment Overview	19

Pro Forma Information	20

Reporting Definitions	21

Company Information

Board of Directors

Richard K. Matros Chairman of the Board, President and Chief Executive Officer Sabra Health Care REIT, Inc.	Michael J. Foster Managing Director RFE Management Corp.

Milton J. Walters President Tri-River Capital	Robert A. Ettl Chief Operating Officer Harvard Management Company

Craig A. Barbarosh Partner Pillsbury Winthrop Shaw Pittman LLP

Senior Management

Richard K. Matros Chairman of the Board, President and Chief Executive Officer	Harold W. Andrews, Jr. Executive Vice President, Chief Financial Officer and Secretary

Talya Nevo-Hacohen Executive Vice President, Chief Investment Officer and Treasurer

Other Information

Corporate Headquarters 18500 Von Karman Avenue, Suite 550 Irvine, CA 92612	Transfer Agent Sabra Health Care REIT, Inc. c/o American Stock Transfer and Trust Company 6201 15th Avenue Brooklyn, NY 11219

www.sabrahealth.com

The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the SEC. The Reporting Definitions and Reconciliations of Non-GAAP Measures are an integral part of the information presented herein.

On Sabra Health Care REIT, Inc.’s website, www.sabrahealth.com, you can access, free of charge, Sabra’s Annual Report on Form 10-K, its Quarterly Report on Form 10-K, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Sections 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after such material is filed with, or furnished to, the SEC. The information contained on Sabra’s website is not incorporated by reference into, and should not be considered a part of, this supplemental information package. All material filed with the SEC can also be accessed through their website, www.sec.gov.

For more information, contact Harold Andrews, Jr., Executive Vice President, Chief Financial Officer and Secretary at
(949) 679-0243.

1

SABRA HEALTH CARE REIT, INC.

COMPANY FACT SHEET

Company Profile

Sabra Health Care REIT, Inc., a Maryland corporation (“Sabra,” the “Company” or “we”), is a self-administered, self-managed real estate investment trust (“REIT”) that, through its subsidiaries, owns and invests in real estate serving the healthcare industry. Sabra operates through an umbrella partnership (commonly referred to as an UPREIT) structure in which substantially all of its properties and assets are held by Sabra Health Care Limited Partnership, of which Sabra is the sole general partner, or by subsidiaries of Sabra Health Care Limited Partnership. Sabra primarily generates revenues by leasing properties to tenants and operators throughout the United States. As of March 31, 2011, Sabra’s portfolio includes 86 real estate properties (consisting of (i) 67 skilled nursing facilities, (ii) ten combined skilled nursing, assisted living and independent living facilities, (iii) five assisted living facilities, (iv) two mental health facilities, (v) one independent living facility, and (vi) one continuing care retirement community), and one mortgage note acquired on March 25, 2011 for $5.3 million and secured by a combined assisted living, independent living and memory care facility in Ann Arbor, Michigan. As of March 31, 2011, Sabra’s 86 properties had a total of 9,603 licensed beds, or units, spread across 19 states. On May 3, 2011, Sabra closed the acquisition of the Texas Regional Medical Center at Sunnyvale (“TRMC”) for $62.7 million. TRMC is a 70-bed acute care hospital located outside of Dallas, Texas that is leased to Texas Regional Medical Center, Ltd. under a long-term, triple-net lease.

Sabra began operations on November 15, 2010, following the completion of a restructuring of Sun Healthcare Group, Inc.’s (“Old Sun”) business whereby Old Sun separated its real estate assets and its operating assets into two separate publicly traded companies – Sabra and SHG Services, Inc. (which has been renamed Sun Healthcare Group, Inc., and which we refer to in this supplement as New Sun). This separation was accounted for as a reverse spin-off whereby the assets and liabilities of Sabra are recorded based on the historical carrying values of Old Sun. Subsidiaries of Sabra lease our 86 properties to subsidiaries of New Sun pursuant to triple-net master lease agreements. Sabra is organized as a REIT and intends to elect to be treated as a REIT for U.S. federal income tax purposes commencing with its taxable year beginning January 1, 2011. Shares of Sabra common stock are traded on the NASDAQ Global Select Market under the symbol “SBRA.”

Objectives and Strategies

Strategy & Business Model

Sabra’s business strategies focus on opportunistic acquisitions and property diversification. We do not currently have a fixed schedule of the number of acquisitions we will make over a particular time period, but instead we will pursue those acquisitions that meet our investing and financing strategy and that are attractively priced. We also intend to further develop our relationships with tenants and healthcare providers with a goal to progressively expand the mixture of tenants managing and operating our properties.

Growth Opportunities

Sabra expects to grow its portfolio through the acquisition of healthcare facilities, including skilled nursing, senior housing facilities (which may include assisted living, independent living and continuing care retirement community facilities) and hospitals. As Sabra acquires additional properties and expands its portfolio, it expects to further diversify by geography, asset class and tenant within the healthcare sector. Over time, we expect to pursue the acquisition of other healthcare property types, such as medical office buildings and life sciences facilities (commercial facilities that are primarily focused on life sciences research, development or commercialization, including properties that house biomedical and medical device companies). Sabra employs a disciplined, opportunistic approach in its healthcare real estate investment strategy by investing in assets that provide the best opportunity to create long-term stockholder value, dividend growth and appreciation of asset values, while maintaining balance sheet strength and liquidity.

Market Facts (as of March 31, 2011)
Stock Information
Closing Price:	$17.61
52-week range:	$16.47 – $19.17
Market Capitalization:	$441.7 million
Enterprise Value:	$747.2 million
Outstanding Shares:	25.1 million
Ticker symbol:	SBRA
Stock Exchange:	NASDAQ

Credit Ratings
Moody’s:	B2 (stable)
S&P:	B (stable)

Real Estate Portfolio Information (as of March 31, 2011)
Investments
Equity Investments
SNF	67
Multi-license	10
ALF/ILF	6
Mental Health	2
CCRC	1

86
Debt Investments	1

Total Investments	87

Bed/Unit Count (Equity Investments)
SNF	8,488
ALF	912
ILF	121
Mental Health	82

Total Beds/Units	9,603

See reporting definitions.	2

SABRA HEALTH CARE REIT, INC.

FINANCIAL HIGHLIGHTS

(dollars in thousands, except share and per share data)

Three Months Ended March 31, 2011
Revenues	$17,601
EBITDA	$14,931
Net income	$1,248
FFO	$7,334
AFFO	$9,058
Normalized AFFO	$9,367
Per share data:
Diluted EPS	$0.05
Diluted FFO	$0.29
Diluted AFFO	$0.35
Diluted Normalized AFFO	$0.36

Weighted-average number of common shares outstanding, diluted
EPS & FFO	25,211,585
AFFO & Normalized AFFO	25,694,787

Cash flow from operations	$12,458

March 31, 2011
Real Estate Portfolio
Total Equity Investments (#)	86
Total Equity Investments ($)	$570,768
Total Licensed Beds/Units	9,603
Weighted Average Remaining Lease Term (in months)	133
Total Debt Investments (#)	1
Total Debt Investments ($)	$5,329

Twelve Months Ended March 31, 2011
Facility EBITDAR	$102,142
Facility EBITDAR Coverage	1.45x

Three Months Ended March 31, 2011
Occupancy Percentage	88.1%
Skilled Mix	39.6%

March 31, 2011
Debt
Principal
Fixed Rate Debt	$325,144
Variable Rate Debt	60,020

385,164
Mortgage Premium	512

Total Debt	$385,676

Rate
Fixed Rate Debt	7.56%
Variable Rate Debt	5.50%

Total Debt	7.24%

% of Total
Fixed Rate Debt	84.4%
Variable Rate Debt	15.6%

Total Debt	100.0%

Availability Under Credit Facility:	$87,600

Available Liquidity (Unrestricted Cash and Availability Under Credit Facility)	$167,810

See reporting definitions.	3

SABRA HEALTH CARE REIT, INC.

CONSOLIDATED STATEMENT OF INCOME

(in thousands, except share and per share data)

Three Months Ended March 31, 2011
Revenues:
Rental income	$17,561
Interest income	40

Total revenues	17,601

Expenses:
Depreciation and amortization	6,086
Interest	7,597
General and administrative	2,670

Total expenses	16,353

Net income	$1,248

Net income per common share, basic	$0.05

Net income per common share, diluted	$0.05

Weighted-average number of common shares outstanding, basic	25,136,140

Weighted-average number of common shares outstanding, diluted	25,211,585

See reporting definitions.	4

SABRA HEALTH CARE REIT, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share data)

	March 31, 2011	December 31, 2010
Assets:
Real estate investments, net of accumulated depreciation of $94,785 and $88,701, respectively	$476,222	$482,297
Cash and cash equivalents	80,210	74,233
Restricted cash	5,528	4,716
Deferred tax assets	26,300	26,300
Prepaid expenses, deferred financing costs and other assets	16,809	12,013

Total assets	$605,069	$599,559

Liabilities and stockholders’ equity:
Mortgage notes payable	$160,676	$161,440
Senior unsecured notes payable	225,000	225,000
Accounts payable and accrued liabilities	13,170	9,286
Tax liability	26,300	26,300

Total liabilities	425,146	422,026

Stockholders’ equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized, zero shares issued and outstanding as of March 31, 2011 and December 31, 2010	—	—
Common stock, $.01 par value; 125,000,000 shares authorized, 25,084,734 and 25,061,072 shares issued and outstanding as of March 31, 2011 and December 31, 2010, respectively	251	251
Additional paid-in capital	178,417	177,275
Retained earnings	1,255	7

Total stockholders’ equity	179,923	177,533

Total liabilities and stockholders’ equity	$605,069	$599,559

See reporting definitions.	5

SABRA HEALTH CARE REIT, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

(dollars in thousands)

Three Months Ended March 31, 2011
Cash flows from operating activities:
Net income	$1,248
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	6,086
Amortization of deferred financing costs	495
Stock-based compensation expense	1,142
Amortization of premium on notes payable	(4)
Changes in operating assets and liabilities:
Prepaid expenses and other assets	391
Accounts payable and accrued liabilities	4,106
Restricted cash	(1,006)

Net cash provided by operating activities	12,458

Cash flows from investing activities:
Acquisition of note receivable	(5,329)
Additions to real estate	(86)

Net cash used in investing activities	(5,415)

Cash flows from financing activities:
Principal payments on mortgage notes payable	(760)
Payments of deferred financing costs	(306)

Net cash used in financing activities	(1,066)

Net increase in cash and cash equivalents	5,977
Cash and cash equivalents, beginning of period	74,233

Cash and cash equivalents, end of period	$80,210

Supplemental disclosure of cash flow information:
Interest paid	$2,447

See reporting definitions.	6

SABRA HEALTH CARE REIT, INC.

RECONCILIATIONS OF NET INCOME TO EBITDA, FUNDS FROM OPERATIONS (FFO),

ADJUSTED FUNDS FROM OPERATIONS (AFFO) AND NORMALIZED AFFO

(in thousands, except share and per share data)

Three Months Ended March 31, 2011
Net income	$1,248
Interest expense	7,597
Depreciation and amortization	6,086

EBITDA	$14,931

Three Months Ended March 31, 2011
Net income	$1,248
Add:
Depreciation of real estate assets	6,086

Funds from Operations (FFO)	$7,334

Acquisition pursuit costs	87
Stock-based compensation expense	1,142
Amortization of deferred financing costs	495

Adjusted Funds from Operations (AFFO)	$9,058

Start-up costs	309

Normalized AFFO	$9,367

Net income per diluted common share	$0.05

FFO per diluted common share	$0.29

AFFO per diluted common share	$0.35

Normalized AFFO per diluted common share	$0.36

Weighted average number of common shares outstanding, diluted
Net income and FFO	25,211,585

AFFO and Normalized AFFO	25,694,787

See reporting definitions.	7

SABRA HEALTH CARE REIT, INC.

CAPITALIZATION

March 31, 2011

(in thousands, except share and per share amounts)

Debt
Mortgage indebtedness	$160,676
Senior unsecured notes	225,000
Secured revolving credit facility	—

Total debt	$385,676

Book capitalization[1]
Total debt	$385,676
Total equity	179,923

Book capitalization	565,599

Accumulated depreciation and amortization	94,785

Undepreciated book capitalization	$660,384

Enterprise Value

	Shares Outstanding	Price	Value
Common stock	25,084,734	$17.61	$441,742
Total debt			385,676
Cash and cash equivalents			(80,210)

Total enterprise value			$747,208

Common Stock and Equivalents

	Shares Outstanding	Weighted Avg. Common Shares
		EPS & FFO	AFFO & Normalized AFFO
Common stock	25,084,734	25,062,181	25,062,181
Common equivalents	51,429	73,959	73,959

Basic common and common equivalents	25,136,163	25,136,140	25,136,140
Dilutive securities:
Restricted stock and units	—	39,091	512,218
Options	—	36,354	46,429

Diluted common and common equivalents	25,136,163	25,211,585	25,694,787

[1]

Book capitalization is based on the historical carrying value of Sabra’s real estate investments as previously reported by Old Sun (as discussed in the Company Profile section of this Supplemental Information.) Therefore, total equity does not reflect any fair market value adjustment for Sabra’s real estate investments as of November 15, 2010 (the Separation Date) and accumulated depreciation and amortization are for the period from the date of acquisition of the assets by Old Sun to March 31, 2011.

See reporting definitions.	8

SABRA HEALTH CARE REIT, INC.

INDEBTEDNESS

March 31, 2011

(dollars in thousands)

	Principal	Weighted Average Rate	% of Total
Fixed rate debt
Mortgage indebtedness (1)	$100,656	6.30%	26.1%
Unsecured senior notes	225,000	8.13%	58.3%

Total fixed rate debt	325,656	7.56%	84.4%

Variable rate debt
Mortgage indebtedness (2)	60,020	5.50%	15.6%
Secured revolving credit facility	—	5.75%	—

Total variable rate debt	60,020	5.50%	15.6%

Total debt	$385,676	7.24%	100.0%

	Principal	Rate	% of Total
Secured debt
Mortgage indebtedness	$160,676	6.00%	41.7%
Secured revolving credit facility	—	5.75%	—

Total secured debt	160,676	6.00%	41.7%

Unsecured debt
Unsecured senior notes	225,000	8.13%	58.3%

Total unsecured debt	225,000	8.13%	58.3%

Total debt	$385,676	7.24%	100.0%

	Maturities
	Mortgage Indebtedness		Unsecured Senior Notes		Secured Revolving Credit Facility		Total
	Principal	Rate	Principal	Rate	Principal	Rate	Principal	Rate
April 1 through December 31, 2011	$2,290	6.05%	$—	—	$—	—	$2,290	6.05%
2012	3,236	6.04%	—	—	—	—	3,236	6.04%
2013	3,460	6.02%	—	—	—	—	3,460	6.02%
2014	3,683	6.02%	—	—	—	—	3,683	6.02%
2015	85,926	6.01%	—	—	—	—	85,926	6.01%
2016	1,689	5.99%	—	—	—	—	1,689	5.99%
2017	1,809	5.97%	—	—	—	—	1,809	5.97%
2018	1,937	5.94%	225,000	8.13%	—	—	226,937	8.11%
2019	2,075	5.90%	—	—	—	—	2,075	5.90%
2020	2,222	5.86%	—	—	—	—	2,222	5.86%
Thereafter	51,837	5.45%	—	—	—	—	51,837	5.45%

	160,164		225,000		—		385,164
Mortgage Premium	512		—		—		512

Total Debt	$160,676		$225,000		$—		$385,676

Weighted Average Maturity in Years	12.3		7.6		2.6		9.6

Weighted Average Interest Rate	6.00%		8.13%		5.75%		7.24%

(1)

Fixed rate mortgage indebtedness includes $31.9 million which converts to a variable interest rate based on 90-day LIBOR plus 4.5% (1.00% floor) effective January 2014. This debt matures in August 2015. Fixed rate mortgage indebtedness includes $0.5 million of mortgage premium.

(2)	Variable rate mortgage indebtedness interest is based on 90-day LIBOR plus 4.5% (1.00% floor).

See reporting definitions.	9

SABRA HEALTH CARE REIT, INC.

DEBT COVENANTS

March 31, 2011

(dollars in millions)

	Minimum		Maximum		Actual
Credit Facility:
Consolidated Leverage Ratio			6.2	5x	5.96	x
Consolidated Fixed Charge Coverage Ratio	1.75	x			2.06	x
Consolidated Tangible Net Worth	$162.0				$263.8

Unsecured Senior Notes:
Total Debt/Asset Value			60%		47%
Secured Debt/Asset Value			40%		20%
Unencumbered Assets/Unsecured Debt	150%				168%
Minimum Interest Coverage	2.00	x			2.28	x

Note: All covenants are based on terms defined in the related credit agreement and unsecured senior notes indenture. Asset Value and Unencumbered Assets used for debt covenant calculation purposes include a value for the initial real estate portfolio obtained in the separation from New Sun which is calculated by dividing the total initial annual rental revenue from the portfolio by an assumed 9.75% capitalization rate. This results in an assumed total portfolio value of $720 million.

See reporting definitions.	10

SABRA HEALTH CARE REIT, INC.

PORTFOLIO SUMMARY

March 31, 2011

(dollars in thousands)

					Number of Licensed Beds/Units	Three Months Ended March 31, 2011		Twelve Months Ended March 31, 2011
Facility Type	Number of Properties	Investment	Average Facility Age (Years)	Revenues		Occupancy Percentage	Skilled Mix	Facility EBITDAR	Facility EBITDAR Coverage
Skilled Nursing	67	$448,974	17.57	$13,785	7,501	87.8%	40.9%	$78,296	1.42X
Multi-License Designation	10	81,245	25.02	2,728	1,389	90.1%	N/A	17,319	1.59X
Assisted Living	5	24,094	17.71	487	367	89.1%	N/A	2,981	1.53X
Mental Health	2	998	36.33	103	82	86.6%	N/A	907	2.20X
Independent Living	1	8,022	25.00	72	49	98.7%	N/A	407	1.41X
CCRC	1	7,435	1.00	386	215	83.6%	N/A	2,232	1.45X

Total	86	$570,768	18.56	$17,561	9,603	88.1%	39.6%	$102,142	1.45X

See reporting definitions.	11

SABRA HEALTH CARE REIT, INC.

PORTFOLIO GEOGRAPHIC CONCENTRATIONS – PROPERTY TYPE

March 31, 2011

State	Skilled Nursing	Multi-License Designation	Assisted Living	Independent Living	Mental Health	CCRC	Total	% of Total
Kentucky	11	2	2	—	—	—	15	17.4%
New Hampshire	8	5	2	—	—	—	15	17.4
Connecticut	8	1	—	1	—	—	10	11.6
Ohio	8	—	—	—	—	—	8	9.3
Florida	5	—	—	—	—	—	5	5.8
Oklahoma	3	1	—	—	1	—	5	5.8
Montana	4	—	—	—	—	—	4	4.7
California	3	—	—	—	—	—	3	3.5
Idaho	1	1	—	—	1	—	3	3.5
Massachusetts	3	—	—	—	—	—	3	3.5
New Mexico	2	—	—	—	—	1	3	3.5
Colorado	2	—	—	—	—	—	2	2.3
Georgia	2	—	—	—	—	—	2	2.3
Rhode Island	2	—	—	—	—	—	2	2.3
West Virginia	2	—	—	—	—	—	2	2.3
Indiana	1	—	—	—	—	—	1	1.2
North Carolina	1	—	—	—	—	—	1	1.2
Tennessee	1	—	—	—	—	—	1	1.2
Washington	—	—	1	—	—	—	1	1.2

Total	67	10	5	1	2	1	86	100.0%

See reporting definitions.	12

SABRA HEALTH CARE REIT, INC.

PORTFOLIO GEOGRAPHIC CONCENTRATIONS – DISTRIBUTION OF LICENSED BEDS/UNITS

March 31, 2011

Tenant Concentrations

New Sun             100%

State	Total Number of Properties	Bed Type
		Skilled Nursing	Assisted Living	Independent Living	Mental Health	Total	% of Total
New Hampshire	15	1,131	474	—	—	1,605	16.7%
Connecticut	10	1,327	23	49	—	1,399	14.6
Kentucky	15	976	172	—	—	1,148	12.0
Ohio	8	954	—	—	—	954	9.9
Florida	5	660	—	—	—	660	6.9
Oklahoma	5	441	71	12	60	584	6.1
Montana	4	538	—	—	—	538	5.6
New Mexico	3	190	120	60	—	370	3.9
Colorado	2	362	—	—	—	362	3.8
Georgia	2	310	—	—	—	310	3.2
California	3	301	—	—	—	301	3.1
Massachusetts	3	301	—	—	—	301	3.1
Idaho	3	229	16	—	22	267	2.8
Rhode Island	2	261	—	—	—	261	2.7
West Virginia	2	185	—	—	—	185	1.9
Tennessee	1	134	—	—	—	134	1.4
North Carolina	1	100	—	—	—	100	1.0
Indiana	1	88	—	—	—	88	0.9
Washington	1	—	36	—	—	36	0.4

Total	86	8,488	912	121	82	9,603	100.0%

% of Total Beds/Units		88.4%	9.5%	1.3%	0.8%	100.0%

See reporting definitions.	13

SABRA HEALTH CARE REIT, INC.

PORTFOLIO GEOGRAPHIC CONCENTRATIONS - MULTI-LICENSE AND CCRC SUMMARY

March 31, 2011

	Total Number of Properties	Number of Licensed Beds/Units
		Multi-License Designation				CCRC
State		Skilled Nursing	Assisted Living	Independent Living	Total	Skilled Nursing	Assisted Living	Independent Living	Total
New Hampshire	5	434	271	—	705	—	—	—	—
Kentucky	2	95	44	—	139	—	—	—	—
Connecticut	1	274	23	—	297	—	—	—	—
Oklahoma	1	—	71	12	83	—	—	—	—
New Mexico	1	—	—	—	—	35	120	60	215
Idaho	1	149	16	—	165	—	—	—	—

Total	11	952	425	12	1,389	35	120	60	215

% of Total Beds/Units		68.5%	30.6%	0.9%	100.0%	16.3%	55.8%	27.9%	100.0%

See reporting definitions.	14

SABRA HEALTH CARE REIT, INC.

PORTFOLIO GEOGRAPHIC CONCENTRATIONS – INVESTMENT

March 31, 2011

(dollars in thousands)

State	Total Number of Centers	Skilled Nursing	Multi-License Designation	Assisted Living	Independent Living	Mental Health	CCRC	Total	% of Total
Connecticut	10	$100,942	$21,878	$—	$8,022	$—	$—	$130,842	22.9%
New Hampshire	15	41,788	34,366	13,408	—	—	—	89,562	15.7
Kentucky	15	50,485	10,089	10,504	—	—	—	71,078	12.5
Ohio	8	44,017	—	—	—	—	—	44,017	7.7
Montana	4	42,948	—	—	—	—	—	42,948	7.5
Florida	5	32,073	—	—	—	—	—	32,073	5.6
Oklahoma	5	23,737	5,730	—	—	709	—	30,176	5.3
Colorado	2	29,052	—	—	—	—	—	29,052	5.1
Rhode Island	2	20,122	—	—	—	—	—	20,122	3.5
New Mexico	3	7,236	—	—	—	—	7,435	14,671	2.6
West Virginia	2	14,340	—	—	—	—	—	14,340	2.5
Massachusetts	3	13,235	—	—	—	—	—	13,235	2.3
Idaho	3	1,730	9,182	—	—	289	—	11,201	2.0
North Carolina	1	9,759	—	—	—	—	—	9,759	1.7
California	3	4,636	—	—	—	—	—	4,636	0.8
Tennessee	1	4,535	—	—	—	—	—	4,535	0.8
Indiana	1	4,403	—	—	—	—	—	4,403	0.8
Georgia	2	3,936	—	—	—	—	—	3,936	0.7
Washington	1	—	—	182	—	—	—	182	0.0

Total	86	$448,974	$81,245	$24,094	$8,022	$998	$7,435	$570,768	100.0%

See reporting definitions.	15

SABRA HEALTH CARE REIT, INC.

PORTFOLIO GEOGRAPHIC CONCENTRATIONS – RENTAL REVENUES

Three Months Ended March 31, 2011

(dollars in thousands)

State	Total Number of Centers	Skilled Nursing	Multi-License Designation	Assisted Living	Independent Living	Mental Health	CCRC	Total	% of Total
New Hampshire	15	$1,638	$1,211	$327	$—	$—	$—	$3,176	18.1%
Connecticut	10	2,165	426	—	72	—	—	2,663	15.2
Kentucky	15	1,954	353	116	—	—	—	2,423	13.8
Florida	5	1,919	—	—	—	—	—	1,919	10.9
Ohio	8	1,281	—	—	—	—	—	1,281	7.3
Montana	4	1,272	—	—	—	—	—	1,272	7.2
Colorado	2	808	—	—	—	—	—	808	4.6
Idaho	3	25	610	—	—	70	—	705	4.0
California	3	678	—	—	—	—	—	678	3.9
New Mexico	3	227	—	—	—	—	386	613	3.5
Oklahoma	5	432	128	—	—	33	—	593	3.4
West Virginia	2	339	—	—	—	—	—	339	1.9
North Carolina	1	283	—	—	—	—	—	283	1.6
Massachusetts	3	262	—	—	—	—	—	262	1.5
Rhode Island	2	203	—	—	—	—	—	203	1.2
Georgia	2	153	—	—	—	—	—	153	0.9
Tennessee	1	92	—	—	—	—	—	92	0.5
Indiana	1	54	—	—	—	—	—	54	0.3
Washington	1	—	—	44	—	—	—	44	0.2

Total	86	$13,785	$2,728	$487	$72	$103	$386	$17,561	100.0%

		78.5%	15.5%	2.8%	0.4%	0.6%	2.2%	100.0%

See reporting definitions.	16

SABRA HEALTH CARE REIT, INC.

HISTORICAL SKILLED MIX AND OCCUPANCY PERCENTAGE

	Skilled Mix
	Three Months Ended March 31, 2011	Three Months Ended March 31, 2010	Years Ended December 31,
			2010	2009	2008	2007
	39.6%	35.9%	39.5%	39.4%	39.2%	35.9%

	Occupancy Percentage
	Three Months Ended March 31, 2011	Three Months Ended March 31, 2010	Years Ended December 31,
			2010	2009	2008	2007
Skilled Nursing	87.8%	89.5%	87.7%	89.7%	90.4%	91.0%
Multi-License Designation	90.1	91.4	91.5	92.5	93.7	93.2
Assisted Living	89.1	87.9	88.2	91.3	94.6	97.8
Mental Health	86.6	80.0	83.9	81.5	82.6	79.9
Independent Living	98.7	80.3	88.7	79.4	92.4	96.8
CCRC	83.6	87.2	85.5	87.4	85.7	85.5

Total (86 facilities)	88.1%	89.5%	88.2%	90.0%	90.9%	91.4%

See reporting definitions.	17

SABRA HEALTH CARE REIT, INC.

PORTFOLIO LEASE EXPIRATIONS

March 31, 2011

(dollars in thousands)

	2011 - 2019	2020	2021	2022	2023	2024	2025	Total
Skilled Nursing
Properties	—	26	26	10	—	1	4	67
Annualized Revenues	$—	$21,155	$21,793	$6,633	$—	$1,776	$3,790	$55,147
Multi-License Designation
Properties	—	1	4	2	—	—	3	10
Annualized Revenues	—	2,441	4,728	1,412	—	—	2,330	10,911
Assisted Living
Properties	—	1	1	2	—	—	1	5
Annualized Revenues	—	176	625	463	—	—	683	1,947
Independent Living
Properties	—	—	1	—	—	—	—	1
Annualized Revenues	—	—	287	—	—	—	—	287
Mental Health
Properties	—	2	—	—	—	—	—	2
Annualized Revenues	—	410	—	—	—	—	—	410
CCRC
Properties	—	1	—	—	—	—	—	1
Annualized Revenues	—	1,543	—	—	—	—	—	1,543
Total

Properties	—	31	32	14	—	1	8	86

Annualized Revenues	$—	$25,725	$27,433	$8,508	$—	$1,776	$6,803	$70,245

% of Revenue	0.0%	36.6%	39.1%	12.1%	0.0%	2.5%	9.7%	100.0%

See reporting definitions.	18

SABRA HEALTH CARE REIT, INC.

RECENT ACQUISITION ACTIVITY – INVESTMENT OVERVIEW

Texas Regional Medical Center at Sunnyvale

• Acquisition Date:	May 3, 2011

• Purchase Price:	$62.7 million

• Investment Type:	Equity

• Property Type:	Acute Care Hospital

• Available Beds:	70

• Facility Age:	1.5 years

• Facility EBITDAR(1) :	$17.5 million

• Facility EBITDAR Coverage:	3.02x

• Annualized GAAP Rental Income:	$6.6 million

• Initial Cash Yield:	9.25%

(1)	Facility EBITDAR is for the 12 months ended March 31, 2011.

Hillside Terrace Mortgage Note

• Acquisition Date:	March 25, 2011

• Purchase Price:	$5.3 million

• Investment Type:	Debt

• Property Type:	Assisted Living, Independent Living and Memory Care

• Available Beds:	82

• Facility Age
(Based on last renovation date):	2 years

• Occupancy as of March 31, 2011:	86.5%

• Annualized GAAP Interest Income:	$0.7 million

• Initial Cash Yield:	12.22%

19

SABRA HEALTH CARE REIT, INC.

RECENT ACQUISITION ACTIVITY – PRO FORMA INFORMATION

(in thousands, except share and per share data)

Note: The following pro forma information assumes the acquisitions of the Texas Regional Medical Center at Sunnyvale and the Hillside Terrace Mortgage Note we completed as of January 1, 2011 (except for the pro forma calculations of Consolidated Tangible Net Worth, Total Debt/Asset Value, Secured Debt/Asset Value and Unencumbered Asset/Unsecured Debt, which assumes the acquisitions of Texas Regional Medical Center at Sunnyvale occurred on March 31, 2011).

Pro Forma Net Income, FFO, AFFO and Normalized AFFO

Three Months Ended March 31, 2011
Net income	$1,248
Revenues - acquisitions	1,799
Depreciation and amortization - acquisitions (estimated)	(322)
Acquisition pursuit costs (estimated)	(1,600)

Pro Forma net income	$1,125

Three Months Ended March 31, 2011
Pro Forma net income	$1,125
Add:
Depreciation of real estate assets (estimated)	6,408

Pro Forma FFO	$7,533

Straight-line rental income	(198)
Acquisition pursuit costs (estimated)	1,687
Stock-based compensation expense	1,142
Amortization of deferred financing costs	495

Pro Forma AFFO	$10,659

Start-up costs	309

Pro Forma Normalized AFFO	$10,968

Pro Forma net income per diluted common share	$0.04

Pro Forma FFO per diluted common share	$0.30

Pro Forma AFFO per diluted common share	$0.41

Pro Forma Normalized AFFO per diluted common share	$0.43

Weighted average number of common shares outstanding, diluted Pro Forma net income and FFO	25,211,585

Pro Forma AFFO and Normalized AFFO	25,694,787

Pro Forma Debt Covenants

	Minimum		Maximum		Pro Forma
Credit Facility:
Consolidated Leverage Ratio			6.25	x	5.39	x
Consolidated Fixed Charge Coverage Ratio	1.75	x			2.27	x
Consolidated Tangible Net Worth	$162.0				$263.8

Unsecured Senior Notes:
Total Debt/ Asset Value			60%		47%
Secured Debt/ Asset Value			40%		20%
Unencumbered Assets/ Unsecured Debt	150%				168%
Minimum Interest Coverage	2.00	x			2.52	x

Pro Forma Revenue Concentration

New Sun 91%

20

SABRA HEALTH CARE REIT, INC.

REPORTING DEFINITIONS

Annualized Revenues. The most recent monthly base rent annualized for twelve months. Annualized Revenues do not include tenant recoveries, additional rents and non-cash revenue adjustments (i.e., straight-line rents, amortization of above and below market lease intangibles, interest accretion and deferred revenues). The Company uses Annualized Revenues for the purpose of determining tenant concentrations and lease expirations.

Assisted Living Facility (“ALF”). A senior housing facility that predominantly consists of assisted living units is classified by the Company as an ALF.

Continuing Care Retirement Community (“CCRC”). A senior housing facility which provides at least three levels of care (i.e., independent living, assisted living and skilled nursing) is classified by the Company as a CCRC.

EBITDA. The real estate industry uses earnings before interest, taxes, depreciation and amortization (“EBITDA”), a non-GAAP financial measure, as a measure of both operating performance and liquidity. The Company uses EBITDA to measure both its operating performance and liquidity. By excluding interest expense, EBITDA allows investors to measure the Company’s operating performance independent of its capital structure and indebtedness and, therefore, allows for a more meaningful comparison of its operating performance between quarters as well as annual periods and to compare its operating performance to that of other companies, both in the real estate industry and in other industries. As a liquidity measure, the Company believes that EBITDA helps investors analyze the Company’s ability to meet its interest payments on outstanding debt. The Company believes investors should consider EBITDA in conjunction with net income (the primary measure of the Company’s performance) and the other required GAAP measures of its performance and liquidity, to improve their understanding of the Company’s operating results and liquidity, and to make more meaningful comparisons of its performance between periods and against other companies. EBITDA has limitations as an analytical tool and should be used in conjunction with the Company’s required GAAP presentations. EBITDA does not reflect the Company’s historical cash expenditures or future cash requirements for capital expenditures or contractual commitments. While EBITDA is a relevant and widely used measure of operating performance and liquidity, it does not represent net income or cash flow from operations as defined by GAAP and it should not be considered as an alternative to those indicators in evaluating operating performance or liquidity. Further, the Company’s computation of EBITDA may not be comparable to similar measures reported by other companies.

Enterprise Value. The Company believes Enterprise Value is an important measurement as it is a measure of a company’s value. We calculate Enterprise Value as market equity capitalization plus debt. Market equity capitalization is calculated as the number of shares of common stock multiplied by the closing price of our common stock on the last day of the period presented. Total Enterprise Value includes our market equity capitalization and consolidated debt, less cash and cash equivalents.

Facility Age. Facility age represents the age of the facility based on the date built or the date renovated (if applicable).

Facility EBITDAR. Earnings before interest, taxes, depreciation, amortization and rent (“EBITDAR”) for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. The Company uses Facility EBITDAR in determining Facility EBITDAR Coverages. Facility EBITDAR has limitations as an analytical tool. Facility EBITDAR does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments. In addition, Facility EBITDAR does not represent a property’s net income or cash flow from operations and should not be considered an alternative to those indicators. However, the Company receives periodic financial information from operators/tenants regarding the performance of the Company’s facilities under the operator’s/tenant’s management. The Company utilizes Facility EBITDAR as a supplemental measure of the ability of those properties to generate sufficient liquidity to meet related obligations to the Company. Facility EBITDAR includes the greater of (i) contractual management fees or (ii) an imputed management fee of 5% which the Company believes represents typical management fees in this industry. All facility financial performance data was derived solely from information provided by operators/tenants and borrowers without independent verification by the Company. Unless otherwise noted, all facility financial performance data are presented one month in arrears.

Facility EBITDAR Coverage. Facility EBITDAR for the trailing 12 month period prior to and including period presented divided by the same period cash rent. Facility EBITDAR coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of Facility EBITDAR. All facility financial performance data were derived solely from information provided by operators/tenants and borrowers without independent verification by the Company. Unless otherwise noted, all facility financial performance data are presented one month in arrears.

21

SABRA HEALTH CARE REIT, INC.

REPORTING DEFINITIONS

Funds From Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that Funds From Operations, or FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) and FFO per diluted share are important non-GAAP supplemental measures of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that use historical cost accounting for depreciation could be less informative. Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization. AFFO is defined as FFO excluding non-cash revenues (including straight-line rents and amortization of acquired above/below market lease intangibles), non-cash expenses (including stock-based compensation expense and amortization of deferred financing costs) and acquisition pursuit costs,. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of operating results of real estate investment trusts among investors and makes comparisons of operating results among such companies more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding gains or losses related to sales of previously depreciated operating real estate assets and real estate depreciation and amortization, and, for AFFO, by excluding non-cash revenues, non-cash expenses and acquisition pursuit costs, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor are they necessarily indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO differently from the Company.

Independent Living Facility (“ILF”). A senior housing facility that predominantly consists of independent living units.

Investment. Represents the carrying amount of real estate assets after adding back accumulated depreciation and amortization.

Licensed Beds/Units. Senior housing facilities are measured in units (e.g., studio, one or two bedroom units). Skilled nursing and mental health facilities are measured in licensed bed count. All facility financial performance data were derived solely from information provided by operators/tenants and borrowers without independent verification by the Company.

Market Capitalization. Total common shares of Sabra outstanding multiplied by the closing price per share as of a given period.

Mental Health Facility. Mental Health Facilities provide a range of inpatient and outpatient behavioral health services for adults and children through specialized treatment programs.

Multi-License Designation. A senior housing facility that provides two levels of care (i.e. skilled nursing and assisted living or assisted living and independent living) is classified by the Company as Multi-License Designation.

Normalized AFFO. Normalized AFFO represents AFFO adjusted for one-time start-up costs. The Company considers normalized AFFO to be a useful measure to evaluate the Company’s operating results excluding one-time start-up costs. Normalized AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized AFFO does not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized AFFO also does not consider the costs associated with capital expenditures related to the Company’s real estate assets nor is it necessarily indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of normalized AFFO may not be comparable to normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO or Normalized AFFO differently from the Company.

Occupancy Percentage. Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated based on available beds and units. All facility financial performance data were derived solely from information provided by operators/tenants and borrowers without independent verification by the Company. Unless otherwise noted, all facility financial performance data are presented one month in arrears.

22

SABRA HEALTH CARE REIT, INC.

REPORTING DEFINITIONS

Skilled Mix. Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue divided by the total skilled nursing revenues included for any given period. All facility financial performance data were derived solely from information provided by New Sun without independent verification by the Company. Unless otherwise noted, all facility financial performance data are presented one month in arrears.

Skilled Nursing Facility (“SNF”). Skilled nursing facilities provide services that include daily nursing, therapeutic rehabilitation, social services, housekeeping, nutrition and administrative services for individuals requiring certain assistance for activities in daily living.

Total Debt. The carrying amount of the Company’s secured revolving credit facility, senior unsecured notes, and mortgage indebtedness, as reported in the Company’s consolidated financial statements.

Total Secured Debt. Mortgage and other debt secured by real estate.

23